                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.    ESL PARTNERS, L.P.

Item                                Information

Name:                               ESL Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   June 9, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading   Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:      RBS Partners, L.P.
                                    Its:     General Partner

                                    By:      ESL Investments, Inc.
                                    Its:     General Partner

                                    By:      /s/ Edward S. Lampert
                                             -----------------------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer
                                    Date:    June 13, 2016

2.    SPE I PARTNERS, LP

Item                                Information

Name:                               SPE I Partners, LP

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   June 9, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading   Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:      RBS Partners, L.P.
                                    Its:     General Partner

                                    By:      ESL Investments, Inc.
                                    Its:     General Partner

                                    By:      /s/ Edward S. Lampert
                                             -----------------------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer
                                    Date:    June 13, 2016

3.    SPE MASTER I, LP

Item                                Information

Name:                               SPE Master I, LP

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   June 9, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading   Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:      RBS Partners, L.P.
                                    Its:     General Partner

                                    By:      ESL Investments, Inc.
                                    Its:     General Partner

                                    By:      /s/ Edward S. Lampert
                                             -----------------------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer
                                    Date:    June 13, 2016

4.    RBS PARTNERS, L.P.

Item                                Information

Name:                               RBS Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   June 9, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading   Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:      ESL Investments, Inc.
                                    Its:     General Partner

                                    By:      /s/ Edward S. Lampert
                                             -----------------------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer
                                    Date:    June 13, 2016

5.    ESL INVESTMENTS, INC.

Item                                Information

Name:                               ESL Investments, Inc.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   June 9, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading   Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    By:      /s/ Edward S. Lampert
                                             -----------------------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer
                                    Date:    June 13, 2016